UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2014

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2014, M.D.C. Holdings, Inc. (the "Company") held its 2014 annual meeting of shareholders. There were 48,821,676 shares of common stock entitled to vote at the meeting. The final results for each of the proposals submitted to a vote of shareholders at the annual meeting were as follows:

(1)	Election of three Class II Directors of the Company to serve for three-year terms expiring in 2017:

	For	Withheld	Broker Non-Votes
David D. Mandarich	38,910,612	2,571,257	2,646,588
Paris G. Reece III	32,741,293	8,740,576	2,646,588
David Siegel	40,246,886	1,234,983	2,646,588

(2)	Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
21,282,042	19,759,147	440,680	2,646,588

(3)	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2014 fiscal year:

For	Against	Abstain	Broker Non-Votes
43,661,318	349,756	117,383	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: May 23, 2014	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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